                                   EXHIBIT 16
                            SCHEDULE OF COMPUTATIONS

    The following illustrates the current yield calculation for the seven day base periods for the Money Market Funds of Seven Seas Series Fund.

MONEY MARKET FUND
------------------------------------------------------------------
08/31/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.001055754
Net change in account value.......................................    .001055754
Annualized Current Net Yield [.001055754 X (365/7)]...............         5.51%
Annualized Effective Net Yield [(.001055754+1)(365/7)]-1..........         5.66%

05/31/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.001104570
Net change in account value.......................................    .001104570
Annualized Current Net Yield [.001104570 X (365/7)]...............         5.76%
Annualized Effective Net Yield [(.001104570+1)(365/7)]-1..........         5.93%

02/28/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.001102664
Net change in account value.......................................    .001102664
Annualized Current Net Yield [.001102664 X (365/7)]...............         5.75%
Annualized Effective Net Yield [(.001102664+1)(365/7)]-1..........         5.91%

11/30/94
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.000988354
Net change in account value.......................................    .000988354
Annualized Current Net Yield [.000988354 X (365/7)]...............         5.15%
Annualized Effective Net Yield [(.000988354+1)(365/7)]-1..........         5.29%

US GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------
08/31/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.001032635
Net change in account value.......................................    .001032635
Annualized Current Net Yield [.001032635 X (365/7)]...............         5.38%
Annualized Effective Net Yield [(.001032635+1)(365/7)]-1..........         5.53%

05/31/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.001085713
Net change in account value.......................................    .001085713
Annualized Current Net Yield [.001085713 X (365/7)]...............         5.66%
Annualized Effective Net Yield [(.001085713+1)(365/7)]-1..........         5.82%

02/28/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.001089658
Net change in account value.......................................    .001089658
Annualized Current Net Yield [.001089658 X (365/7)]...............         5.68%
Annualized Effective Net Yield [(.001089658+1)(365/7)]-1..........         5.84%

11/30/94
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.000999706
Net change in account value.......................................    .000999706
Annualized Current Net Yield [.000999706 X (365/7)]...............         5.21%
Annualized Effective Net Yield [(.000999706+1)(365/7)]-1..........         5.35%

PRIME MONEY MARKET
------------------------------------------------------------------
08/31/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.001107241
Net change in account value.......................................    .001107241
Annualized Current Net Yield [.001107241 X (365/7)]...............         5.77%
Annualized Effective Net Yield [(.001107241+1)(365/7)]-1..........         5.94%

05/31/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.001166224
Net change in account value.......................................    .001166224
Annualized Current Net Yield [.001166224 X (365/7)]...............         6.08%
Annualized Effective Net Yield [(.001166224+1)(365/7)]-1..........         6.27%

02/28/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.001151882
Net change in account value.......................................    .001151882
Annualized Current Net Yield [.001151882 X (365/7)]...............         6.01%
Annualized Effective Net Yield [(.001151882+1)(365/7)]-1..........         6.19%

11/30/94
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.001050898
Net change in account value.......................................    .001050898
Annualized Current Net Yield [.001050898 X (365/7)]...............         5.48%
Annualized Effective Net Yield [(.001050898+1)(365/7)]-1..........         5.63%

TREASURY MONEY MARKET
------------------------------------------------------------------
08/31/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.001088677
Net change in account value.......................................    .001088677
Annualized Current Net Yield [.001088677 X (365/7)]...............         5.68%
Annualized Effective Net Yield [(.001088677+1)(365/7)]-1..........         5.84%

05/31/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.001136433
Net change in account value.......................................    .001136433
Annualized Current Net Yield [.001136433 X (365/7)]...............         5.93%
Annualized Effective Net Yield [(.001136433+1)(365/7)]-1..........         6.10%

02/28/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.001142832
Net change in account value.......................................    .001142832
Annualized Current Net Yield [.001142832 X (365/7)]...............         5.96%
Annualized Effective Net Yield [(.001142832+1)(365/7)]-1..........         6.14%

11/30/94
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.001007780
Net change in account value.......................................    .001007780
Annualized Current Net Yield [.001007780 X (365/7)]...............         5.25%
Annualized Effective Net Yield [(.001007780+1)(365/7)]-1..........         5.39%

TAX FREE MONEY MARKET*
------------------------------------------------------------------
08/31/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.000617708
Net change in account value.......................................    .000617708
Annualized Current Net Yield [.000617708 X (365/7)]...............         3.22%
Annualized Current Tax Equivalent Net Yield [3.22%/(1-0.396)].....         5.33%
Annualized Effective Net Yield [(.000617708+1)(365/7)]-1..........         3.27%
Annualized Effective Tax Equivalent Net Yield [3.27%/(1-0.396)]...         5.42%

05/31/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period.....................................   1.000668790
Net change in account value.......................................    .000668790
Annualized Current Net Yield [.000668790 X (365/7)]...............         3.49%
Annualized Current Tax Equivalent Net Yield [3.49%/(1-.396)]......         5.77%
Annualized Effective Net Yield [(.000668790+1)(365/7)]-1..........         3.55%
Annualized Effective Tax Equivalent Net Yield [3.55%/(1-.396)]....         5.87%

02/28/95
------------------------------------------------------------------
Value of hypothetical pre-existing account with exactly one share at the beginning of the base period..............................  $1.000000000
Value of the same account (excluding capital changes) at the end
 of the seven-day base period**...................................   1.000676130
Net change in account value.......................................    .000676130
Annualized Current Net Yield [.000676130 X (365/7)]...............         3.53%
Annualized Current Tax Equivalent Net Yield [3.53%/(1-.396)]......         5.84%
Annualized Effective Net Yield [(.000676130+1)(365/7)]-1..........         3.59%
Annualized Effective Tax Equivalent Net Yield [3.59%/(1-.396)]....         5.94%

------------------------
* The Tax Free Money Market Fund commenced operations December 1, 1994.

                     SCHEDULE OF CURRENT YIELD COMPUTATION
                         FOR THE PERIOD ENDED 08/31/95
                            (NON-MONEY MARKET FUNDS)

    The following is the yield calculation based on a 30-day period computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

    Where:  a =  dividends and interest earned during the 30 day period.
            b = expenses accrued for the 30 day period (net of reimbursements). c = the average daily number of shares outstanding that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

YIELD PLUS

                   7,401,559.05 - 506,956.73
     YIELD = 2[(  ---------------------------   +1)to the power of 6 - 1] =
                    144,867,495.34 X 10.00      5.78%

INTERMEDIATE

                    189,309.87 - 16,502.25
     YIELD = 2[(  ---------------------------   +1)to the power of 6 - 1] =
                      3,480,076.39 X 9.72       6.21%

                          AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIOD ENDED 08/31/95

    The following are the average annual total returns for the Seven Seas Series Funds, computed by finding the average compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1 + T)(n) = ERV

Where:             P  =          a hypothetical initial payment of $1,000
                   T  =          average annual total return
                   N  =          number of years
                 ERV  =          ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

S&P 500 INDEX
--------------------
  2.67 years          $1,000 (1 + 12.77%)(2.67)                                    = $1.378
  1 year              $1,000 (1 + 21.11%)(1)                                       = $1,211
                      -----------------------------------------------------------

SMALL CAP
--------------------
  3.17 years          $1,000 (1 + 17.93%)(3.17)                                    = $1,687
  1 year              $1,000 (1 + 30.04%)(1)                                       = $1,300
                      -----------------------------------------------------------
MATRIX EQUITY
--------------------
  3.33 years          $1,000 (1 + 13.15%)(3.33)                                    = $1,509
  1 year              $1,000 (1 + 18.81%)(1)                                       = $1,188
                      -----------------------------------------------------------
GROWTH & INCOME
--------------------
  2 years             $1,000 (1 + 10.84%)(2)                                       = $1,229
  1 year              $1,000 (1 + (15.66%)(1)                                      = $1,157
                      -----------------------------------------------------------
EMERGING MARKETS
--------------------
  1.50 years          $1,000 (1 + 2.57%)(1.50)                                     = $1,039
  1 year              $1,000 (1 + (9.28)%)(1)                                      = $907
                      -----------------------------------------------------------
ACTIVE INTERNATIONAL
--------------------
  .48 years           $1,000 (1 + 8.90%)                                           = $1,089
                      PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
                      -----------------------------------------------------------
YIELD PLUS
--------------------
  2.81 years          $1,000 (1 + 4.45%)(2.81)                                     = $1,130
  1 year              $1,000 (1 + 6.01%)(1)                                        = $1,060
                      -----------------------------------------------------------
INTERMEDIATE
--------------------
  2 years             $1,000 (1 + 3.09%)(2)                                        = $1,063
  1 year              $1,000 (1 + 10.05%)(1)                                       = $1,101